EXHIBIT 3.3

                           AMENDED AND RESTATED BYLAWS
                                       OF
                   MSTG SOLUTIONS, INC., A NEVADA CORPORATION
                           EXECUTED FEBRUARY 28, 2002

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                              MSTG SOLUTIONS, INC.,

                              A NEVADA CORPORATION

ARTICLE I      OFFICES.........................................................1

SECTION 1.     PRINCIPAL OFFICE................................................1
               ----------------
SECTION 2.     OTHER OFFICES...................................................1
               -------------
ARTICLE II     DIRECTORS - MANAGEMENT..........................................1

SECTION 1.     POWERS, STANDARD OF CARE........................................1
               ------------------------
   1.1   POWERS................................................................1
         ------
   1.2   STANDARD OF CARE; LIABILITY...........................................1
         ---------------------------
SECTION 2.     NUMBER AND QUALIFICATION OF DIRECTORS...........................1
               -------------------------------------
SECTION 3.     ELECTION AND TERM OF OFFICE OF DIRECTORS........................2
               ----------------------------------------
SECTION 4.     VACANCIES.......................................................2
               ---------
SECTION 5.     REMOVAL OF DIRECTORS............................................2
               --------------------
SECTION 6.     PLACE OF MEETINGS...............................................3
               -----------------
SECTION 7.     ANNUAL MEETINGS.................................................3
               ---------------
SECTION 8.     OTHER REGULAR MEETINGS..........................................3
               ----------------------
SECTION 9.     SPECIAL MEETINGS/NOTICES........................................3
               ------------------------
SECTION 10.       WAIVER OF NOTICE.............................................3
                  ----------------
SECTION 11.       QUORUMS......................................................4
                  -------
SECTION 12.       ADJOURNMENT..................................................4
                  -----------
SECTION 13.       NOTICE OF ADJOURNMENT........................................4
                  ---------------------
SECTION 14.       SOLE DIRECTOR PROVIDED BY ARTICLES OR BYLAWS.................4
                  --------------------------------------------
SECTION 15.       DIRECTORS ACTION BY UNANIMOUS WRITTEN CONSENT................4
                  ---------------------------------------------
SECTION 16.       COMPENSATION OF DIRECTORS....................................4
                  -------------------------
SECTION 17.       COMMITTEES...................................................4
                  ----------
SECTION 18.       MEETINGS AND ACTION OF COMMITTEES............................4
                  ---------------------------------
SECTION 19.       ADVISORS.....................................................4
                  --------
ARTICLE III    OFFICERS........................................................5

SECTION 1.     OFFICERS........................................................5
               --------

SECTION 2.     ELECTION OF OFFICERS............................................5
               --------------------
SECTION 3.     SUBORDINATE OFFICERS, ETC.......................................5
               -------------------------
SECTION 4.     REMOVAL AND RESIGNATION OF OFFICERS.............................5
               -----------------------------------
SECTION 5.     VACANCIES.......................................................5
               ---------
SECTION 6.     CHAIRMAN OF THE BOARD...........................................5
               ---------------------
SECTION 7.     PRESIDENT.......................................................6
               ---------
SECTION 8.     VICE PRESIDENT..................................................6
               --------------
SECTION 9.     SECRETARY.......................................................6
               ---------
SECTION 10.    TREASURER.......................................................6
               ---------
ARTICLE IV     SHAREHOLDERS' MEETINGS..........................................6

SECTION 1.     PLACE OF MEETINGS...............................................6
               -----------------
SECTION 2.     ANNUAL MEETING..................................................7
               --------------
SECTION 3.     SPECIAL MEETINGS................................................7
               ----------------
SECTION 4.     NOTICE OF MEETINGS - REPORTS....................................7
               ----------------------------
SECTION 5.     QUORUM..........................................................8
               ------
SECTION 6.     ADJOURNED MEETING AND NOTICE THEREOF............................8
               ------------------------------------
SECTION 7.     WAIVER OR CONSENT BY ABSENT SHAREHOLDERS........................8
               ----------------------------------------
SECTION 8.     MAINTENANCE AND INSPECTION OF BYLAWS............................9
               ------------------------------------
SECTION 9.     ANNUAL REPORT TO SHAREHOLDERS...................................9
               -----------------------------
SECTION 10.       FINANCIAL STATEMENTS.........................................9
                  --------------------
SECTION 11.       ANNUAL STATEMENT OF GENERAL INFORMATION......................9
                  ---------------------------------------
ARTICLE V      AMENDMENTS TO BYLAWS...........................................10

SECTION 1.     AMENDMENT BY SHAREHOLDERS......................................10
               -------------------------
SECTION 2.     AMENDMENT BY DIRECTORS.........................................10
               ----------------------
SECTION 3.     RECORD OF AMENDMENTS...........................................10
               --------------------
ARTICLE VI     SHARES OF STOCK................................................10

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SECTION 1.     CERTIFICATE OF STOCK...........................................10
               --------------------
SECTION 2.     LOST OR DESTROYED CERTIFICATES.................................10
               ------------------------------
SECTION 3.     TRANSFER OF SHARES.............................................11
               ------------------
SECTION 4.     RECORD DATE....................................................11
               -----------
ARTICLE VII       DIVIDENDS...................................................11

ARTICLE VIII      FISCAL YEAR.................................................11

ARTICLE IX     CORPORATE SEAL.................................................11

ARTICLE X      INDEMNITY......................................................12

ARTICLE XI     MISCELLANEOUS..................................................12

    SECTION 1. SHAREHOLDERS' AGREEMENTS.......................................12
               ------------------------
SECTION 3.     SUBSIDIARY CORPORATIONS........................................12
               -----------------------

                           AMENDED AND RESTATED BYLAWS
                                       OF
                              MSTG SOLUTIONS, INC.,

                              A NEVADA CORPORATION


                                    ARTICLE I
                                     OFFICES

     Section 1. PRINCIPAL OFFICE. The principal office for the transaction of business of the Corporation is hereby fixed and located at 3111 North Tustin Avenue, Suite 280, Orange, California 92865. The location may be changed by approval of a majority of the authorized directors, and additional offices may be established and maintained at such other place or places, either within or outside of Nevada, as the Board of Directors may from time to time designate.

     Section 2. OTHER OFFICES. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the Corporation is qualified to do business.

                                   ARTICLE II
                             DIRECTORS - MANAGEMENT

     Section 1. Powers, Standard of Care.
                ------------------------

          1.1 POWERS: Subject to the provisions of the Nevada Revised Statutes (hereinafter the "Code"), and subject to any limitations in the Articles of Incorporation of the Corporation relating to action required to be approved by the Shareholders, as that term is defined in the Code, or by the outstanding shares, as that term is defined in the Code, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board.

          1.2 Standard of Care; Liability:
              ---------------------------

               1.2.1 Each Director shall exercise such powers and otherwise perform such duties, in good faith, in the matters such Director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances.

               1.2.2 In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in which case prepared or presented by:

                    (1) One or more officers or employees of the Corporation whom the Director believes to be reliable and competent in the matters presented,

                    (2) Counsel, independent accountants or other persons as to which the Director believes to be within such person's professional or expert competence, or

                    (3) A Committee of the Board upon which the Director does not serve, as to matters within its designated authority, which committee the Director believes to merit confidence, so long as in any such case the Director acts in good faith, after reasonable inquiry when the need therefore is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

     Section 2. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of Directors of the Corporation shall be not less than one (1) nor more than five
(5) until changed by a duly adopted amendment to the

Articles of Incorporation or by an amendment to this Section 2 of Article II of these Bylaws or, without amendment of these Bylaws, the number of directors may be fixed or changed by resolution adopted by the vote of the majority of directors in office or by the vote of holders of shares representing a majority of the voting power at any annual meeting, or any special meeting called for such purpose; but no reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term.

     Section 3. ELECTION AND TERM OF OFFICE OF DIRECTORS.

          3.1 Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting. If any such annual meeting of Shareholders is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of Shareholders held for that purpose. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

          3.2 Except as may otherwise be provided herein, or in the Articles of Incorporation by way of cumulative voting rights, the members of the Board of Directors of this Corporation, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares of stock present in person or by proxy, entitled to vote in the election.

     Section 4. Vacancies.
                ---------

          4.1 A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at the meeting.

          4.2 Vacancies on the Board of Directors, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified. A vacancy in the Board of Directors created by the removal of a Director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

          4.3 The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

          4.4 Any Director may resign, effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. When one or more directors give notice of his or her or their resignation from the Board of Directors, effective at a future date, the Board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each Director so appointed to hold office during the remainder of the term of office of the resigning Director(s)."

          4.5 No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

     Section 5. Removal of Directors.
                --------------------

          5.1 The entire Board of Directors, or any individual Director, may be removed from office as provided by Section 78.335 of the Code at any special meeting of stockholders called for such purpose by vote of the holders of two-thirds of the voting power entitling them to elect directors in place of those to be removed, subject to the provisions of Section 5.2

          5.2 No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of Directors authorized at the time of the Directors most recent election were then being elected; and when by the provisions of the Articles of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

     Section 6. PLACE OF MEETINGS. Regular meetings of the Board of Directors shall be held at any place within or outside the state that has been designated from time to time by resolution of the Board. In the absence of such resolution, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the state that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to have been present in person at such meeting.

     Section 7. ANNUAL MEETINGS. Immediately following each annual meeting of Shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers and the transaction of other business. Notice of this meeting shall not be required. Minutes of any meeting of the Board, or any committee thereof, shall be maintained as required by the Code by the Secretary or other officer designated for that purpose.

     Section 8. Other Regular Meetings.
                ----------------------

          8.1 Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice, provided the time and place of such meetings has been fixed by the Board of Directors, and further provided the notice of any change in the time of such meeting shall be given to all the Directors. Notice of a change in the determination of the time shall be given to each Director in the same manner as notice for such special meetings of the Board of Directors.

          8.2 If said day falls upon a holiday, such meetings shall be held on the next succeeding day thereafter.

     Section 9. Special Meetings/Notices.
                ------------------------

          9.1 Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any two Directors.

          9.2 Notice of the time and place for special meetings shall be delivered personally or by telephone to each Director or sent by first class mail or telegram, charges prepaid, addressed to each Director at his or her address as it is shown in the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four days prior to the time of holding the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or be telephone or to the telegram company at least 48 hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate same to the Director. The notice need not specify the purpose of the meeting, nor the place, if the meeting is to be held at the principal executive office of the Corporation.

     Section 10. Waiver of Notice.
                 ----------------

          10.1 The transactions of any meeting of the Board of Directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. Waivers of notice or consent need not specify the purposes of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting.

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          10.2 Notice of a meeting  shall also be deemed  given to any  Director
who  attends  the  meeting   without   protesting,   prior  thereto  or  at  its
commencement, the lack of notice to such Director.

     Section 11. QUORUMS. Presence of a majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article II. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted by the preceding sentence constitutes presence in person at such meeting. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum was present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or the Articles of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     Section 12. ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

     Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

     Section 14. SOLE DIRECTOR PROVIDED BY ARTICLES OR BYLAWS. In the event only one Director is required by the Bylaws or the Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Board of Directors shall be deemed or referred as such notice, waiver, etc., by the sole Director, who shall have all rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described, as given to the Board of Directors.

     Section 15. DIRECTORS ACTION BY UNANIMOUS WRITTEN CONSENT. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board of Directors. Such consent shall be filed with the regular minutes of the Board of Directors.

     Section 16. COMPENSATION OF DIRECTORS. Directors, and members as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors, a fixed sum and/or expenses, if any, may be allowed for their attendance at each regular and special meeting of the Board of Directors or for their services contributed to the Board of Directors; provided, however, that nothing contained herein shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, employee or otherwise receiving compensation for such services.

     Section 17. COMMITTEES. Committees of the Board of Directors may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of two or more members of the Board of Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Committees shall have such powers as those held by the Board of Directors as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by the Code.

     Section 18. MEETINGS AND ACTION OF COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article II, Sections 6, 8, 9, 10, 11, 12, 13 and 15, with such changes in the context of those Sections as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of the regular meetings of the committees may be determined by resolution of the Board of Directors as well as the committee, and special meetings of committees may also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

     Section 19. ADVISORS. The Board of Directors from time to time may request and/or hire for a fee one or more persons to be Advisors to the Board of Directors, but such persons shall not by such appointment be members of the Board of Directors. Advisors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation, and to furnish consultation to the Board of Directors. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board of Directors.

                                   ARTICLE III
                                    OFFICERS

     Section 1. OFFICERS. The principal officers of the Corporation shall be a President, a Chief Operations Officer, a Secretary, and a Treasurer who may also be called Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of
Section 3 of this Article III. Any number of offices may be held by the same person.

     Section 2. ELECTION OF OFFICERS. The principal officers of the Corporation, except such officers as may be appointed in accordance with the provisions of
Section 3 or Section 5 of this Article, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his successor shall be duly elected and qualified, or until his death, resignation, or removal in the manner hereinafter provided.

     Section 3. SUBORDINATE OFFICERS, ETC. The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

     Section 4. Removal and Resignation of Officers.
                ------------------------------------

          4.1 Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the Directors at that time in office, at any regular or special meeting of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

          4.2 Any officer may resign at any time by giving written notice to the Board of Directors. Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

     Section  5.   VACANCIES.   A  vacancy  in  any  office  because  of  death,
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to that office.

     Section 6. Chairman of the Board.
                ---------------------

          6.1 The Chairman of the Board, if such an officer be elected, shall, if present, preside at the meetings of the Board of Directors and exercise and perform such other powers and duties as may, from time to time, be assigned by the Board of Directors or prescribed by the Bylaws. If there is no President, the Chairman of the Board shall, in addition, be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article III.

     Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there is such an officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall preside at all meetings of the Shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall have the general powers and duties of management usually vested in the office of President of a corporation, shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

     Section 8. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Bylaws, the President, or the Chairman of the Board.

     Section 9. Secretary.
                ---------

          9.1 The Secretary shall keep, or cause to be kept, a book of minutes of all meetings of the Board of Directors and Shareholders at the principal office of the Corporation or such other place as the Board of Directors may order. The minutes shall include the time and place of holding the meeting, whether regular or special, and if a special meeting, how authorized, the notice thereof given, and the names of those present at Directors' and committee meetings, the number of shares present or represented at Shareholders' meetings and the proceedings thereof.

          9.2 The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the Corporation's transfer agent, a share register, or duplicate share register, showing the names of the Shareholders and their addresses; the number and classes or shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

          9.3 The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the Bylaws or by law to be given. The Secretary shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

     Section 10. Treasurer.
                 ---------

          10.1 The Treasurer  shall keep and  maintain,  or cause to be kept and maintained, in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares issued. The books of account shall, at all reasonable times, be open to inspection by any Director.

          10.2 The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of the transactions of the Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                                   ARTICLE IV
                             SHAREHOLDERS' MEETINGS

     Section 1. PLACE OF MEETINGS. Meetings of the Shareholders shall be held at any place within or outside the state of Nevada designated by the Board of Directors. In the absence of any such designation, Shareholders' meetings shall be held at the principal executive office of the Corporation.

     Section 2. Annual Meeting.
                --------------

          2.1 The annual meeting of the Shareholders shall be held, each year, as follows:

               Time of Meeting:               10:00 A.M.
               Date of Meeting:               May 1

          2.2 If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same time. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may be properly brought before the meeting.

          2.3 If the above date is inconvenient, the annual meeting of Shareholders shall be held each year on a date and at a time designated by the Board of Directors within a reasonable date of the above date upon proper notice to all Shareholders.

     Section 3. Special Meetings.
                ----------------

          3.1 Special meetings of the Shareholders for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the Chairman of the Board, the President, or by one or more Shareholders holding shares in the aggregate entitled to cast not less than 50% of the votes at any such meeting.

          3.2 If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President or the Secretary of the Corporation. The officer receiving such request shall forthwith cause notice to be given to the Shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice in the manner provided in these Bylaws or upon application to the Superior Court. Nothing contained in this paragraph of this Section shall be construed as limiting, fixing or affecting the time when a meeting of Shareholders called by action of the Board of Directors may be held.

     Section 4. Notice of Meetings - Reports.
                ----------------------------

          4.1 Notice of any Shareholders meetings, annual or special, shall be given in writing not less than 10 days nor more than 60 days before the date of the meeting to Shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of said Secretary or Assistant Secretary's neglect or refusal, by any Director or Stockholder.

          4.2 Such notices or any reports shall be given personally or by mail or other means of written communication as provided in the Code and shall be sent to the Stockholder's address appearing on the books of the Corporation, or supplied by the Stockholder to the Corporation for the purpose of notice, and in the absence thereof, as provided in the Code by posting notice at a place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located.

          4.3 Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (i) in case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the Board of Directors, at the date of mailing of notice, intends to present for action by the Shareholders. At any meetings where Directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented for election.

          4.4 Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication. The officer giving such notice or report shall prepare and file in the minute book of the Corporation an affidavit or declaration thereof.

          4.5 If action is proposed  to be taken at any meeting for  approval of
(i) contracts or transactions in which a Director has a direct or indirect financial interest, pursuant to Section 310 of the Code, (ii) an amendment to the Articles of Incorporation, pursuant to Section 902 of the Code, (iii) a reorganization of the Corporation, pursuant to Section 1201 of the Code, (iv) dissolution of the Corporation, pursuant to the Code, or (v) a distribution to preferred Shareholders, pursuant to the Code, the notice shall also state the general nature of such proposal.

     Section 5. Quorum.
                ------

          5.1 The holders of a majority of the shares entitled to vote at a Shareholders' meeting, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by the Code or by these Bylaws.

          5.2 The Shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority of the shares required to constitute a quorum.

     Section 6. Adjourned Meeting and Notice Thereof.
                ------------------------------------

          6.1 Any Shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

          6.2 When any meeting of Shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any adjourned meeting shall be given to each Stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

     Section 7. Waiver or Consent by Absent Shareholders.
                ----------------------------------------

          7.1 The transactions of any meeting of Shareholders, either annual or special, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof.

          7.2 The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of Shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section E of Section 4 of this Article, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          7.3 Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice. A Shareholder or Shareholders of the Corporation holding at least 5% in the aggregate of the outstanding voting shares of the Corporation may (i) inspect, and copy the records of Shareholders' names and addresses and shareholdings during usual business hours upon five days prior written demand upon the Corporation, and/or (ii) obtain from the transfer agent by paying such transfer agent's usual charges for such a list, a list of the Shareholders' names and addresses who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by the Shareholders subsequent to the day of demand. Such list shall be made available by the transfer agent on or before the later of five days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The record of Shareholders shall also be open to inspection upon the written demand of any Shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder's interest as a Shareholder or as a holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of such Shareholder or holder of a voting trust certificate making such demand.

     Section 8. MAINTENANCE AND INSPECTION OF BYLAWS. The Corporation shall keep at its principal executive office, or if not in this state, at its principal business office in this state, the original or a copy of the Bylaws amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the state and the Corporation has no principal business office in this state, the Secretary shall, upon written request of any Shareholder, furnish to such Shareholder a copy of the Bylaws as amended to date.

     Section 9. Annual Report to Shareholders.
                -----------------------------

          9.1 Provided the Corporation has 100 Shareholders or less, the Annual Report to Shareholders referred to in Section 1501 of the General Corporation Law is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other period reports to Shareholders of the Corporation as they deem appropriate.

          9.2 Should the Corporation have 100 or more Shareholders, an Annual Report to Shareholders must be furnished not later than 120 days after the end of each fiscal period. The Annual Report to Shareholders shall be sent at least 15 days before the annual meeting of the Shareholders to be held during the next fiscal year and in the manner specified in Section 4 of Article V of these Bylaws for giving notice to Shareholders of the Corporation. The Annual Report to Shareholders shall contain a Balance Sheet as of the end of the fiscal year and an Income Statement and Statement of Changes in Financial Position for the fiscal year, accompanied by any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the Corporation that the statements were prepared without audit from the books and records of the Corporation.

     Section 10. Financial Statements.
                 --------------------

          10.1 A copy of any annual financial statement and any Income Statement of the Corporation for each quarterly period of each fiscal year, and any accompanying Balance Sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file at the principal executive office of the Corporation for 12 months from the date of its execution, and each such statement shall be exhibited at all reasonable times to any Shareholder demanding an examination of such statement or a copy shall be made for any such Shareholder.

          10.2 If a Shareholder or Shareholders holding at least 5% of the outstanding shares of any class of stock of the Corporation make a written request to the Corporation for an Income Statement of the Corporation for the three month, six month or nine month period of the then current fiscal year ended more than 30 days prior to the date of the request, and a Balance Sheet of the Corporation at the end of such period, the Chief Financial Officer shall cause such statement to be prepared, if not already prepared, and shall deliver personally or mail such statement or statements to the person making the request within 30 days after the receipt of such request. If the Corporation has not sent to the Shareholders its Annual Report for the last fiscal year, this report shall likewise be delivered or mailed to such Shareholder or Shareholders within 30 days after such request.

          10.3 The Corporation also shall, upon the written request of any Shareholder, mail to the Shareholder a copy of the last annual, semi-annual or quarterly Income Statement which it has prepared and a Balance Sheet as of the end of such period. This quarterly Income Statement and Balance Sheet referred to in this Section shall be accompanied by the report thereon, if any, of any independent accountants engaged by the Corporation or the certificate of authorized officer of the Corporation such that financial statements were prepared without audit from the books and records of the Corporation.

     Section 11. ANNUAL STATEMENT OF GENERAL INFORMATION. The Corporation shall, in a timely manner, in each year, file with the Secretary of State of Nevada, on the prescribed form, the statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the Chief Executive Officer, Secretary and Chief Financial Officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of the service of process, all in compliance with the Code.

                                    ARTICLE V
                              AMENDMENTS TO BYLAWS

     Section 1. AMENDMENT BY SHAREHOLDERS. All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of stock entitled to vote in the election of directors at any annual or special meeting of shareholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment.

     Section 2. AMENDMENT BY DIRECTORS. The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation, provided, however, that the shareholders entitled to vote with respect thereto as in this Article V above-provided may alter, amend or repeal Bylaws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of shareholders or of the Board of Directors or to change any provisions of the Bylaws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the shareholders. If any bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the Bylaws so adopted, amended or repealed, together with a concise statement of the changes made.

     Section 3. RECORD OF AMENDMENTS. Whenever an amendment or new Bylaw is adopted, it shall be copied in the corporate book of Bylaws with the original Bylaws, in the appropriate place. If any Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws.

                                   ARTICLE VI
                                 SHARES OF STOCK

     Section 1. Certificate of Stock.
                --------------------

          1.1 The certificates representing shares of the Corporation's stock shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. The certificates shall bear the following: the Corporate Seal, the holder's name, the number of shares of stock and the signatures of: (1) the Chairman of the Board, the President or a Vice President and (2) the Secretary, Treasurer, any Assistant Secretary or Assistant Treasurer.

          1.2 No certificate representing shares of stock shall be issued until the full amount of consideration therefore has been paid, except as otherwise permitted by law.

          1.3 To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share of stock which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share of stock as of the time when those entitled to receive such fractions are determined; or its may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the corporation, exchangeable as therein provided for full shares of stock, but such scrip shall not entitle the holder to any rights of a stockholder, except as therein provided.

     Section 2. Lost or Destroyed Certificates.
                ------------------------------

          The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of directors, it is proper to do so.

     Section 3. Transfer of Shares.
                ------------------

          3.1 Transfer of shares of stock of the Corporation shall be made on the stock ledger of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares of stock with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of taxes as the Corporation or its agents may require.

          3.2 The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and , accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

     Section 4. RECORD DATE. In lieu of closing the stock ledger of the Corporation, the Board of Directors may fix, in advance, a date not exceeding sixty (60) days, nor less than ten (10) days, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders shall be at the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day preceding the day on which the meeting is held. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of shareholders of record entitled to notice of, or to vote at, any meeting of shareholders has been made, as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

                                  ARTICLE VII
                                    DIVIDENDS

     Subject to applicable law, dividends may be declared and paid out of any funds available therefore, as often, in such amount, and at such time or times as the Board of Directors may determine.

                                  ARTICLE VIII
                                   FISCAL YEAR

     The fiscal year end of the Corporation shall be July 31st, and may be changed by the Board of Directors from time-to-time subject to applicable law.

                                   ARTICLE IX
                                 CORPORATE SEAL

     The corporate seal shall be circular in form, and shall have inscribed thereon the name of the Corporation, the date of its incorporation, and the word "Nevada" to indicate the Corporation was incorporated pursuant to the laws of the State of Nevada.

                                    ARTICLE X
                                    INDEMNITY

     Section 1. Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the general corporation law of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The Board of Directors may, in its discretion, cause the expense of officers and directors incurred in defending a civil or criminal action, suit or proceeding to be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. No such person shall be indemnified against, or be reimbursed for, any expense or payments incurred in connection with any claim or liability established to have arisen out of his own willful misconduct or gross negligence. Any right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, which such directors, officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provision of law or otherwise, as well as their rights under this Article.

     Section 2. The Board of Directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

     Section 3. The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to the full extent permitted by the Code.

                                   ARTICLE XI
                                  MISCELLANEOUS

     Section 1. SHAREHOLDERS' AGREEMENTS. Notwithstanding anything contained in this Article X to the contrary, in the event the Corporation elects to become a close corporation, an agreement between two or more Shareholders thereof, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the shares held by them shall be voted as provided therein, and may otherwise modify the provisions contained in Article Iv, herein as to shareholders' meetings and actions.

     Section 2. EFFECT OF SHAREHOLDERS' AGREEMENTS. Any Shareholders' Agreement authorized by the Code, shall only be effective to modify the terms of these Bylaws if the Corporation elects to become a close corporation with the appropriate filing of an amendment to its Articles of Incorporation as required by the Code and shall terminate when the Corporation ceases to be a close corporation. Such an agreement cannot waive or alter the Sections of the Code. Any other provisions of the Code or these Bylaws may be altered or waived thereby, but to the extent they are not so altered or waived, these Bylaws shall be applicable.

     Section 3. SUBSIDIARY CORPORATIONS. Shares of the Corporation owned by a subsidiary shall not be entitled to vote on any matter. For the purpose of this Section, a subsidiary of the Corporation as defined the Code is defined as another corporation of which shares thereof possessing more than 25% of the voting power are owned directly or indirectly through one or more other corporations of which the Corporation owns, directly or indirectly, more than 50% of the voting power.

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

                            CERTIFICATE OF SECRETARY

     I, the undersigned, certify that:

     1. I am the duly elected and acting Secretary of MSTG SOLUTIONS, INC., a Nevada corporation; and

     2. The foregoing Amended and Restated Bylaws, consisting of 12 pages, are the Bylaws of this Corporation as adopted by the Board of Directors.

     IN WITNESS WHEREOF, I have subscribed my name and affixed the seal of this Corporation on this 28th day of February, 2002.


                                         /s/ Judy Kim
                                        -----------------------------------
                                             Judy Kim, Secretary

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